                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        VIRGINIA FINANCIAL CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

March 24, 2000



Dear Shareholder:

The Annual Meeting of Shareholders of Virginia Financial Corporation will be held Monday, April 24, 2000, at 7:30 p.m., local time. The meeting will be held at the Main Office of Planters Bank & Trust Company of Virginia, located at 24 South Augusta Street, Staunton, Virginia.

Included with this letter are several very important items which you should take time to review. These items are:

                    1. Notice of Annual Meeting of Shareholders.
                    2. Proxy Statement.
                    3. PROXY.
                    4. The Corporation's 1999 Annual Report.

We hope you will attend this meeting; however, if you cannot, we would appreciate your completing the enclosed PROXY and returning it in the envelope provided. Even if you plan to attend, it would be helpful if you would sign and return the PROXY so that we can be assured of a quorum for the meeting. When registering, you may revoke your PROXY in order to vote in person.

Your support during 1999 is evidenced in the Corporation's continued growth. We appreciate your efforts and look forward to 2000.

Very truly yours,




William P. Heath, Jr.
President

Enclosures

                         VIRGINIA FINANCIAL CORPORATION
                             24 SOUTH AUGUSTA STREET
                                P. O. DRAWER 1309
                          STAUNTON, VIRGINIA 24402-1309

                  NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 24, 2000

To the Shareholders of Virginia Financial Corporation:

Notice is hereby given that the 2000 Annual Meeting of Shareholders of Virginia Financial Corporation will be held at the Main Office of Planters Bank & Trust Company of Virginia, located at 24 South Augusta Street, Staunton, Virginia, on Monday, April 24, 2000, at 7:30 p.m., local time, for the following purposes:

        1. To elect directors of the Corporation to serve for a term of one year until the next annual meeting of shareholders or until their successors are elected and qualified.

        2. For the transaction of such other business as may properly be brought before the meeting.

The Board of Directors has fixed the close of business on March 17, 2000 as the date of record for the determination of shareholders entitled to notice of, and to vote at, the 2000 Annual Meeting of Shareholders and any adjournment or adjournments thereof.

There is included herewith a Proxy Statement to which your attention is directed, together with the Corporation's 1999 Annual Report. It is the intent of management to mail the proxy materials on March 24, 2000.

By order of the Board of Directors,


William P. Heath, Jr.
President
March 24, 2000



IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE RETURN ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                         VIRGINIA FINANCIAL CORPORATION
                            24 SOUTH AUGUSTA STREET
                                P.O. DRAWER 1309
                         STAUNTON, VIRGINIA  24402-1309


                                PROXY STATEMENT



                      2000 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 24, 2000

It is the intent of management to mail this Proxy Statement on March 24, 2000. This statement is furnished in connection with the solicitation of proxies to be used at the 2000 Annual Meeting of Shareholders of Virginia Financial Corporation to be held at the Main Office of Planters Bank & Trust Company of Virginia, located at 24 South Augusta Street, Staunton, Virginia, on Monday, April 24, 2000, at 7:30 p.m., local time.

Revocation and Voting of Proxies

Execution of a proxy will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Any shareholder who has executed and returned a proxy may revoke it by attending the Annual Meeting and requesting to vote in person. A shareholder may also revoke his proxy at any time before it is exercised by filing a written notice with the Corporation or by submitting a proxy bearing a later date. Proxies will extend to, and will be voted at, any properly adjourned session of the Annual Meeting. If a shareholder specifies how the proxy is to be voted with respect to any proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to specify with respect to such proposals, the proxy will be voted FOR proposal 1, as set forth in the accompanying notice and further described herein.

Voting Rights of Shareholders

Only those shareholders of record at the close of business on March 17, 2000 are entitled to notice of and to vote at the Annual Meeting, or any adjournments thereof. The number of shares of common stock of the Corporation outstanding and entitled to vote at the Annual Meeting is 3,997,198. The Corporation has no other class of stock outstanding. A majority of the votes entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business. Each share of Corporation Common Stock entitles the record holder thereof to one vote upon each matter to be voted upon at the Annual Meeting.

With regard to the election of directors, votes may be cast in favor or withheld. If a quorum is present, the nominees receiving a plurality of the votes cast at the Annual Meeting will be elected directors; therefore, votes withheld will have no effect.

Thus, although abstentions and broker non-votes (shares held by customers which may not be voted on certain matters because the broker has not yet received specific instructions from the customer) are counted for purposes of determining the presence or absence of a quorum for the transaction of business, they are generally not counted for the purposes of determining whether such proposals have been approved and therefore have no effect.

Solicitation of Proxies

The cost of solicitation of proxies will be borne by the Corporation. Solicitations will be made only by the use of the mails, except that officers and regular employees of the Corporation and Planters Bank & Trust Company of Virginia (the "Bank") may make solicitations of proxies by telephone, telegram, special letter, or by special call, acting without compensation other than regular compensation. It is contemplated that brokerage houses and other nominees, custodians, and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by such persons, and the Corporation will reimburse them for their charges and expenses in this connection.


                             PRINCIPAL SHAREHOLDERS

To the best of management's knowledge, the following own either beneficially or of record more than 5% of the Corporation's outstanding shares of common stock.

Title of                Name and Address of                   Amount and Nature of              Percent of
Class                   Beneficial Owner                      Beneficial Ownership                 Class
-------------           ----------------                      --------------------                 -----

Common                  Carlyle Van D. Cochran                  271,816  Direct                     6.8
                        8205 Kerry Road
                        Chevy Chase, Maryland

Common                  Mocomp, Inc.                            279,672  Direct (1)                 7.0
                        P.O. Box 920
                        Verona, Virginia  24482

--------------
(1) One hundred percent (100%) of Mocomp, Inc. common stock is owned by a Trust Under Agreement dated January 10, 1992; P. W. Moore, Trustor and P. W. Moore, Jr., Dorothy B. Moore and Benham M. Black, Trustees; Mocomp, Inc. owns 279,672 shares of the Corporation's Common stock. The reporting of such shares is not to be construed as an admission of beneficial ownership by the listed trustees.


                                     ITEM 1

                           CANDIDATES FOR DIRECTORS;
                             ELECTION OF DIRECTORS

In accordance with the Corporation's Bylaws, the Board of Directors has the power to fix the number of directors of the Corporation at not less than five
(5) nor more than fifteen (15). The Board has adopted a resolution setting the number of directors to be elected at this Annual Meeting at seven (7) and recommending that the persons listed below be elected as directors to serve until the next Annual Meeting and until their successors are duly elected and qualify. The Board of Directors has no reason to believe that the persons named will not be available, but in the event a vacancy among the nominees occurs prior to the meeting, the proxy will (unless otherwise directed thereon) be voted either for less than seven (7) as the number of directors to be elected or for a substitute nominee or nominees designated by the Board of Directors, and for the remaining nominees.



                                                                                    Number of Shares
                               Served as                Principal               Beneficially Owned as of
                               Director            Occupation During                March 17, 2000
Name (Age)                    Since (1)           Past Five Years (2)           (Percent of Class) (3)
----------                    -----------         -------------------           ----------------------

Lee S. Baker, (49)               1984              Vice-Chairman of the                   22,156(4)
                                                   Board of the Bank;                          *
                                                   Owner - Manager,
                                                   Staunton Tractor, Inc.

Benham M. Black, (65)            1969              Attorney-at-Law,                       19,612(5)
                                                   Black, Noland & Read, P.L.C.                *

Harry V. Boney, Jr., (66)        1975              Chairman of the Board of the           25,700(6)
                                                   Corporation                                 *

William P. Heath, Jr., (54)      1997              President of the Corporation            2,196(7)
                                                   and the Bank                                *

Jan S. Hoover, (43)              1995              Vice President and Treasurer,           1,100(8)
                                                   Arehart Associates, Ltd.                    *




                                                                                 Number of Shares
                                Served as              Principal               Beneficially Owned
                                Director           Occupation During          as of March 17, 2000
Name (Age)                      Since (1)         Past Five Years (2)         (Percent of Class)(3)
----------                      ---------         -------------------         ---------------------

Martin F. Lightsey, (57)          1995             President and CEO,                  1,050
                                                 Specialty Blades, Inc.                  *



James S. Quarforth, (45)          1995        Chairman, CEO and Director,                800
                                                CFW Communications Co.;                    *
                                                   Director, American
                                                    Illuminet, Inc.
All directors and executive                                                           81,714
 officers as a group                                                                    2.04%
(8 persons)

  * Less than 1.0%; based on total outstanding shares of 3,997,198 shares as of date of this Proxy Statement.
(1) Dates reference when nominee became a director of the Bank, except that Mr. Black became a director of Augusta Bank and Trust Company, a predecessor of the Bank, in 1971. Mr. Heath was appointed to and by the Board of Directors of the Corporation on January 1, 1998.
(2) Mr. Black was Chairman of the Board of the Bank from April 13, 1994 to April 26, 1999, was Vice Chairman of the Bank from April 1984 to April 12, 1994, and was Chairman of the Board of the Corporation from September 27, 1996 to April 26, 1999; Mr. Boney was the President of the Bank from January 14, 1976 to December 31, 1996 and President of the Corporation from September 27, 1996 to December 31, 1997; Mr. Heath has been President of the Bank since January 1, 1997 and President of the Corporation since January 1, 1998.
(3) For purposes of this table, beneficial ownership has been determined in accordance with the provision of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days.
(4)  18,192 shares are registered in the name of corporations.
(5) 100 shares are registered in spouse's name; the reporting of such shares is not to be construed as an admission of beneficial ownership; in addition, Mr. Black is a trustee for Mocomp, Inc., which owns 279,672 shares of the Corporation's common stock. The reporting of such shares is not to be construed as an admission of beneficial ownership by the listed trustees, and none of these shares are reflected in this table.
(6) 300 shares are registered in spouse's name and 22,000 shares are registered in the name of trustees; the reporting of such shares is not to be construed as an admission of beneficial ownership.
(7) 296 shares are registered in spouse's name; the reporting of such shares is not to be construed as an admission of beneficial ownership.
(8) 300 shares are registered in child's name; the reporting of such shares is not to be construed as an admission of beneficial ownership.



Committees of the Corporation and Its Subsidiary

The Corporation's Board of Directors currently has only one standing committee, the Examination Committee. This committee consists of three directors: Lee S. Baker, Chairman, Jan S. Hoover and James S. Quarforth. The Examination Committee will establish the scope and detail of the continuous audit program for the Corporation, using an internal auditor to protect against improper and unsound practices and to furnish adequate protection to all assets and records. During 1999, the committee held one meeting.

The Corporation does not have a Nominating Committee. Therefore, the Board of Directors selects candidates for nomination to membership on the Corporation's Board. The Board also considers those nomination recommendations by shareholders which are submitted, in writing, along with biographical and business experience information, on a timely basis. The Board received no such nominations related to this year's meeting. Nominations for the 2001 Annual Meeting of Shareholders should be received prior to January 10, 2001. During 1999, nominations were made at one meeting.

The Corporation's sole operating subsidiary is the Bank, which maintains several standing committees, including an Examination Committee and a Salary Committee.

Examination Committee. The Bank's Examination Committee consists of three directors: Harry V. Boney, Jr., Chairman; Benham M. Black, and Lee S. Baker. The Examination Committee establishes the scope and detail of the continuous audit program and loan review, which is conducted by the internal auditor to protect against improper and unsound practices and to furnish adequate protection to all assets and records.

Subject to approval of the Board of Directors of the Corporation, the Bank's Examination Committee engages a qualified firm of certified public accountants to conduct such audit work as is necessary and to receive written reports. In addition, the auditor of the Corporation and its subsidiary, the Bank, reports to the chairman of the Examination Committee on all matters relating to the Corporation and the Bank. During 1999, the committee held five meetings.

Personnel and Salary Committee. The Bank's Salary Committee consists of three directors: Jan S. Hoover, Chairman, Lee S. Baker, and Harry V. Boney, Jr. The Personnel and Salary Committee provides overall guidance to salary compensation of all personnel. The committee reviews salary administration, as necessary, including evaluation, salary grades and ranges, salary surveys, and recommends to the Board of Directors salary changes when needed. During 1999, the committee held two meetings.

Compensation Committee Interlocks and Insider Participation

No member of the Bank's Personnel and Salary Committee is or has been an employee of the Corporation or the Bank, except Harry V. Boney, Jr. Mr. Boney was President of the Bank from January 14, 1976 to December 31, 1996 and President of the Corporation from September 27, 1996 to December 31, 1997. Mr. Boney currently serves as Chairman of the Board of Directors of the Corporation. None of the Corporation's or the Bank's executive officers has served on the board of directors of any Corporation of which a member of the committee is an employee.

Other Transactions With Management

The Corporation has had, and expects to have in the future, transactions in the ordinary course of business with a number of its directors, officers, principal shareholders and their associates on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and do not involve more than the normal risk of collectibility or present other unfavorable features.

During 1999, the highest aggregate extension of credit to directors, officers, principal shareholders and their associates as a group amounted to $1,015,891 which is 2.20% of the equity capital of the Corporation, and the outstanding balances of these credits as of December 31, 1999 amounted to $1,015,891 which is 2.20% of the equity capital of the Corporation.

During 1999, there were no extensions of credit to a director, officer, principal shareholder and/or their associates which exceeded 10% of the Corporation's capital.

Directors' Fees And Attendance

During 1999, directors were paid fees at the rate of $350.00 for attendance at each monthly meeting and each special meeting of the Board of Directors. The total directors' fees paid for 1999 were $27,000. The Chairman of the Board was paid $250.00 for each monthly meeting and each special meeting of the Board of Directors. Total Chairman fees paid for 1999 were $3,000.00. Full-time, salaried officers of the Corporation were not paid for attendance at any Board of Directors meeting.

During 1999, there were 14 meetings of the Board of Directors and each nominee attended more than 75% of the meetings, with the exception of James S. Quarforth who attended 57.1% of the meetings.

The average attendance of all nominees at Board of Directors meetings was 76.5%.

Transactions In Which Directors Have An Interest

During the year 1999, the Corporation paid $124,865 for legal services to the firm of Black, Noland and Read, P.L.C., of which Mr. Black is a member.

During 1999, the Corporation paid $104,404 to Insurance Partners of Virginia, for various insurance coverages. H. C. Stuart Cochran, Chairman of the Board and a director of Planters Bank & Trust Company of Virginia, is Vice President and Treasurer of Insurance Partners of Virginia.



                             EXECUTIVE COMPENSATION

The table below sets forth information concerning the annual compensation earned by the executive officers of the Bank. Since the Corporation was formed as the Bank's holding company effective January 2, 1997, the amounts reflected below related to compensation earned as an officer of the Bank for each of the three years listed. However, the individuals' current positions are reflected in the principal positions listed.

                                SUMMARY COMPENSATION TABLE


Annual Compensation
-------------------
Name and
Principal                                                                                      All Other
Position                               Year        Salary($)         Bonus($)             Compensation($)(1)
--------                               ----        ---------         --------             ------------------

William P. Heath, Jr.                  1999         155,000            5,961                    23,897
President of the Corporation           1998         142,000           11,318                    23,581
and President of the Bank              1997         132,000           14,278                    24,634

Joseph Shomo                           1999         108,554            3,995                    18,418
Senior Vice President of               1998         100,850            8,038                    18,452
the Bank                               1997          95,600           10,341                    18,678

Fred D. Bowers                         1999          98,136            3,760                    19,267
Secretary/Treasurer of the             1998          94,000            7,492                    19,663
Corporation and Senior Vice            1997          88,600            9,584                    19,266
President/Cashier of the Bank

Thomas A. Davis                        1999          89,856            3,436                    16,773
Senior Trust Officer                   1998          85,890            6,846                    16,626
of the Bank                            1997          81,800            8,848                    17,462

------------------
(1) This amount represents the cost of the following benefits for the named officer. Medical insurance, disability insurance, life insurance and retirement are provided for all full-time employees. Amounts of life insurance are based on individual salary levels for all employees except officers with the title of vice president or above and trust officer or above. These officers receive part term life and part whole life based on individual salary levels. All full-time employees who meet the minimum age requirement of 20 1/2 years of age participate in a defined contribution retirement plan based on total compensation.



Personnel and Salary Committee Report On Executive Compensation

The Personnel and Salary Committee of the Board of Directors of the Bank has furnished the following report on executive compensation.

The committee has developed and implemented compensation policies and plans which seek to enhance the profitability of the Corporation and maximize shareholder value by aligning closely the financial interests of its Senior Officers with those of its Shareholders. The policies are designed to provide competitive levels of compensation to attract and retain corporate officers and key employees with outstanding abilities and to motivate them to perform to the full extent of their abilities. The policies provide for both annual salaries and participation in an incentive compensation plan with all other employees of the Corporation.

The Board Of Directors sets base salaries at levels competitive with amounts paid to senior executives with comparable qualifications, experience and responsibilities after comparing salary ranges of similarly sized banks located in Virginia. The Virginia Bankers Association Salary Survey of Virginia Banks is used for comparison of salaries paid for similar positions and responsibilities. The annual and incentive compensation is also closely tied to the Corporation's success in achieving significant financial performance goals.

The Board of Directors approves the Chief Executive Officer's annual salary based on the compensation data from selected peer banks and its assessment of both the Chief Executive Officer's past performance and expected future contributions in leading the Corporation. In addition to the internal measures above, the Board of Directors also reviews the financial performance of the Corporation in relation to peer group averages and predetermined goals set by the Board of Directors. A subjective approach is used in its evaluation of these factors and therefore does not rely on a formula or weights of specific factors.

The incentive compensation plan, which includes all employees of the Corporation, provides rewards for commitment and dedication to job performance and for excellent service to customers. The incentive funds, as determined by the Board of Directors, are allocated pro rata to all employees based on their earnings.

The foregoing report has been furnished by Committee members Hoover, Baker and Boney.

                               SHAREHOLDER RETURN

Management provides below a line graph which compares the Corporation's shareholder return to the returns of the NASDAQ stock index and to the returns of The Carson Medlin Company's Independent Bank Index (IBI), an index of 23 financial institutions located in Alabama, Florida, Georgia, North Carolina, South Carolina, Tennessee, Virginia and West Virginia, as calculated by The Carson Medlin Company, Investment Bankers. The total five year return was calculated for each of the institutions in the peer group taking into consideration changes in stock price, cash dividends, stock dividends, and stock splits since December 31, 1994. The individual results were then weighted by the market capitalization of each institution in the survey relative to the entire peer group.


                                [GRAPH]


                                                      1994     1995     1996     1997     1998     1999
                                                     -------  -------  -------  -------  -------  -------

VIRGINIA FINANCIAL CORPORATION                         100      118      146      168      202      244
INDEPENDENT BANK INDEX                                 100      122      155      235      246      222
NASDAQ INDEX                                           100      141      174      213      300      542

Specifically, this graph was created by comparing the percentage change in stock prices for the Corporation and both indices on a year to year basis, looking only at the closing price of the stock as of December 31 of each year surveyed. Accordingly, this graph may be affected by unusually high or low prices at December 31, 1994 or by temporary swings in stock price at December 31 of a given year.
Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires directors, executive officers and 10% beneficial owners of the Company's Common Stock to file reports concerning their ownership of Common Stock. The Company believes that its officers and directors complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 during 1999.


                         INDEPENDENT PUBLIC ACCOUNTANTS

Yount, Hyde & Barbour, P.C. served as the Corporation's principal independent certified public accountants for the fiscal year ended December 31, 1999. No company has been selected by the Board of Directors to act as the Corporation's independent certified public accountants for the current fiscal year. The Board will make this decision later in the year. A representative of Yount, Hyde & Barbour, P.C. will be present at the Annual Meeting of Shareholders and will be given the opportunity to make a statement and respond to appropriate questions from the shareholders.

                                 OTHER MATTERS

Management knows of no other matter to be presented for consideration at the meeting by management or by shareholders, other than matters described herein. If any other matters shall properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote thereon in the interest of the Corporation according to their best judgment.

                 INFORMATION RELATING TO SHAREHOLDER PROPOSALS

In the event shareholders of the Corporation intend to make any proposals to be presented at the next Annual Meeting of Shareholders of the Corporation to be held on or about April 30, 2001, such proposals must be received at the Corporation's principal executive offices located at 24 South Augusta Street, Staunton, Virginia 24401, by January 10, 2001, in order for such proposals to be included in the Corporation's proxy statement and form of proxy relating to such meeting.

                           AVAILABILITY OF FORM 10-K

ON OR ABOUT MARCH 31, 2000, THE CORPORATION WILL FILE WITH THE SECURITIES AND EXCHANGE COMMISSION AN ANNUAL REPORT (FORM 10-K) FOR THE YEAR 1999. THE CORPORATION WILL PROVIDE A COPY OF THE CORPORATION'S FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, WITHOUT CHARGE, TO ANY PERSON FROM WHOM THE BOARD OF DIRECTORS HAS SOLICITED A PROXY FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS, UPON THE WRITTEN REQUEST OF SUCH PERSON DIRECTED TO MR. FRED D. BOWERS, SECRETARY/TREASURER, VIRGINIA FINANCIAL CORPORATION, DRAWER 1309, STAUNTON, VIRGINIA 24402-1309.

By order of the Board of Directors,


William P. Heath, Jr.
President
March 24, 2000

                                      PROXY

                         Virginia Financial Corporation
                       2000 Annual Meeting of Shareholders
                               Held April 24, 2000

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned Shareholder hereby constitutes and appoints G. Raymond Ergenbright and Elizabeth M. Schreiber, or either of them, proxies of the undersigned, with full power of substitution, to vote the shares of common stock of Virginia Financial Corporation, outstanding in the name of the undersigned, at the 2000 Annual Meeting of Shareholders of Virginia Financial Corporation to be held at the Main Office of Planters Bank & Trust Company of Virginia, located at 24 South Augusta Street, Staunton, Virginia, on the 24th day of April, 2000, at 7:30 p.m., local time, and at any adjournment or adjournments thereof, with all powers the undersigned would possess if personally present:


ITEM 1: To elect the seven (7) nominees for Directors as set forth in the Proxy Statement including voting for a lesser number, if a vacancy occurs among the nominees, and voting in respect to any substitute nominee or nominees designated by the Board of Directors.

_____ FOR  all nominees listed  below      _____ WITHHOLD AUTHORITY
(except as marked to the contrary below)   to vote for all nominees listed below

          Lee S. Baker                Jan S. Hoover
          Benham M. Black             Martin F. Lightsey
          Harry V. Boney, Jr.         James S. Quarforth
          William P. Heath, Jr.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.)

I withhold authority for
                         -----------------------------------------------------

ITEM 2: To take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ON ITEM 1 LISTED ABOVE, AND YOUR PROXY WILL BE VOTED FOR ITEM 1 IF NO SPECIFICATION IS MADE. IF ANY OTHER MATTERS COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED WITH RESPECT THERETO IN THE INTEREST OF THE CORPORATION ACCORDING TO THE BEST JUDGMENT OF THE PERSON OR PERSONS VOTING THE PROXY.

                                     (over)
This proxy is revocable by you at any time prior to the voting of the shares represented, by notifying the Secretary of the Corporation in writing before such vote or by filing another proxy with the Secretary bearing a later date. Shareholders who are present at the meeting may withdraw their proxy and vote in person. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. Both joint holders should sign.

Dated             , 2000            -----------------------------(SEAL)
      -----------
Number of Shares                    -----------------------------(SEAL)
                 -------------
                                    -----------------------------(SEAL)

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Virginia Financial Corporation
P.O. Drawer 1309
Staunton, Virginia  24402-1309